Nationwide Life Insurance Company • Nationwide Variable Account – 8

Prospectus supplement dated October 2, 2009

To Prospectus dated May 1, 2004

1.
Effective October 2, 2009, the Credit Suisse Trust – U.S. Equity Flex II Portfolio underlying mutual fund merged into the Credit Suisse Trust – U.S. Equity Flex I Portfolio underlying mutual fund.  As a result, if any of your contract value was invested in the Credit Suisse Trust – U.S. Equity Flex II Portfolio underlying mutual fund, the contract value will be merged into the Credit Suisse Trust – U.S. Equity Flex I Portfolio underlying mutual fund.  If any portion of your future purchase payment is allocated to the Credit Suisse Trust – U.S. Equity Flex II Portfolio underlying mutual fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

Effective as of the close of trading of the New York Stock Exchange on October 2, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Credit Suisse Trust – U.S. Equity Flex II Portfolio underlying mutual fund will be updated to reflect the Credit Suisse Trust – U.S. Equity Flex I Portfolio underlying mutual fund.

Effective immediately, all references and information contained in the prospectus for your contract related to the Credit Suisse Trust – U.S. Equity Flex II Portfolio underlying mutual fund are deleted.

2.
Effective October 2, 2009, the Credit Suisse Trust – U.S. Equity Flex I Portfolio underlying mutual fund is added as an investment option to your contract; however, it is not available for new transfers or new purchase payments.

3.	Effective October 2, 2009, “Appendix A: Underlying Mutual Funds” is amended to include the following:

Credit Suisse Trust – U.S. Equity Flex I Portfolio
This investment option is only available in policies issued before May 1, 2000

Investment Adviser:	Credit Suisse Asset Management, LLC
Sub-adviser:	Credit Suisse Asset Management Limited
Investment Objective:	Long-term capital appreciation